DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST: The total number of shares of common stock which the Corporation is authorized to issue is Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of One Hundred Eighty-One Million Four Hundred Fifty Thousand Dollars ($181,450,000), all of which shall be considered common stock. The allocation of shares of common stock to each of its fifty-nine existing classes of common stock (each a “Class” and collectively the “Classes”) is as follows:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The U.S. Large Company Portfolio Shares	250,000,000

U.S. Micro Cap Portfolio Institutional Shares	650,000,000

The DFA One-Year Fixed Income Portfolio Shares	750,000,000

The DFA Five-Year Government Portfolio Shares	300,000,000

The United Kingdom Small Company Portfolio Institutional Shares	70,000,000

The Japanese Small Company Portfolio Institutional Shares	50,000,000

The Continental Small Company Portfolio Institutional Shares	50,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	300,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	50,000,000

The Large Cap International Portfolio Shares	250,000,000

U.S. Small Cap Portfolio Shares	450,000,000

U.S. Small Cap Value Portfolio Institutional Shares	650,000,000

The U.S. Large Cap Value Portfolio Shares	850,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The DFA Real Estate Securities Portfolio Shares	300,000,000

LWAS/DFA International High Book to Market Portfolio Shares	100,000,000

The Emerging Markets Portfolio Shares	300,000,000

DFA International Small Cap Value Portfolio Institutional Shares	900,000,000

VA U.S. Large Value Portfolio Shares	50,000,000

VA Global Bond Portfolio Shares	50,000,000

VA U.S. Targeted Value Portfolio Shares	50,000,000

VA International Value Portfolio Shares	50,000,000

VA International Small Portfolio Shares	50,000,000

VA Short-Term Fixed Portfolio Shares	50,000,000

Enhanced U.S. Large Company Portfolio Shares	200,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	600,000,000

International Small Company Portfolio Shares	700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	150,000,000

U.S. Targeted Value Portfolio Shares	300,000,000

Emerging Markets Value Portfolio Shares	550,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	300,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	200,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	350,000,000

Tax-Managed DFA International Value Portfolio Shares	300,000,000

Tax-Managed U.S. Equity Portfolio Shares	250,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	200,000,000

Emerging Markets Core Equity Portfolio Shares	450,000,000

U.S. Core Equity 1 Portfolio Shares	700,000,000

U.S. Core Equity 2 Portfolio Shares	1,125,000,000

U.S. Vector Equity Portfolio Shares	350,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

International Core Equity Portfolio Shares	1,025,000,000

Emerging Markets Social Core Equity Portfolio Shares	100,000,000

DFA Inflation-Protected Securities Portfolio Shares	150,000,000

DFA International Real Estate Securities Portfolio Shares	400,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	100,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	550,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	100,000,000

CSTG&E International Social Core Equity Portfolio Shares	100,000,000

U.S. Social Core Equity 2 Portfolio Shares	100,000,000

U.S. Sustainability Core 1 Portfolio	100,000,000

International Sustainability Core 1 Portfolio	100,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	100,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	200,000,000

DFA Global Real Estate Securities Portfolio	100,000,000

DFA International Value ex Tobacco Portfolio	100,000,000

International Vector Equity Portfolio	100,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	100,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	100,000,000

DFA VA Global Moderate Allocation Portfolio Shares	25,000,000

In addition, 500,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

The shares of common stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further classified into the following Sub-Classes:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The U.S. Large Company Portfolio Shares – Institutional Class	200,000,000

The U.S. Large Company Portfolio Shares – Class R1	25,000,000

The U.S. Large Company Portfolio Shares – Class R2	25,000,000

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	650,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	50,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	50,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	250,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	25,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	25,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	250,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	25,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	600,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	50,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	50,000,000

The Large Cap International Portfolio Shares – Institutional Class	200,000,000

The Large Cap International Portfolio Shares – Class R1	25,000,000

The Large Cap International Portfolio Shares – Class R2	25,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	400,000,000

U.S. Small Cap Portfolio Shares – Class R1	25,000,000

U.S. Small Cap Portfolio Shares – Class R2	25,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	750,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	50,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	50,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	250,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	25,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	25,000,000

The Emerging Markets Portfolio Shares – Institutional Class	250,000,000

The Emerging Markets Portfolio Shares – Class R1	25,000,000

The Emerging Markets Portfolio Shares – Class R2	25,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	150,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

Enhanced U.S. Large Company Portfolio Shares – Class R1	25,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	550,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	25,000,000

International Small Company Portfolio Shares – Institutional Class	600,000,000

International Small Company Portfolio Shares – Class R1	50,000,000

International Small Company Portfolio Shares – Class R2	50,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	250,000,000

U.S. Targeted Value Portfolio Shares – Class R1	25,000,000

U.S. Targeted Value Portfolio Shares – Class R2	25,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	500,000,000

Emerging Markets Value Portfolio Shares – Class R1	25,000,000

Emerging Markets Value Portfolio Shares – Class R2	25,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	400,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	25,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	25,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	600,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	50,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	50,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	1,025,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	50,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	50,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	300,000,000

U.S. Vector Equity Portfolio Shares – Class R1	25,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

U.S. Vector Equity Portfolio Shares – Class R2	25,000,000

International Core Equity Portfolio Shares – Institutional Class	925,000,000

International Core Equity Portfolio Shares – Class R1	50,000,000

International Core Equity Portfolio Shares – Class R2	50,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	25,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	25,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	350,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	25,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	25,000,000

SECOND: The Board of Directors of the Corporation has adopted a resolution increasing the total number of shares that the Corporation has the authority to issue from Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of stock, with a par value of $0.01 per share, having an aggregate par value of One Hundred Eighty One Million Four Hundred Fifty Thousand Dollars ($181,450,000), to Sixty Billion (60,000,000,000) shares of stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), all of which shall be considered common stock, and further classifying and allocating Twenty-Eight Billion Seven Hundred Fifty-Five Million (28,755,000,000) shares of the unallocated and unissued common stock (par value $0.01 per share), as follows:

U.S. Large Company Portfolio – Institutional Sub-Class	300,000,000

U.S. Large Company Portfolio – Class R1 Sub-Class	75,000,000

U.S. Large Company Portfolio – Class R2 Sub-Class	75,000,000

U.S. Micro Cap Portfolio – Institutional Class	850,000,000

DFA One-Year Fixed Income Portfolio – Institutional Sub-Class	1,350,000,000

DFA One-Year Fixed Income Portfolio – Class R1 Sub-Class	50,000,000

DFA One-Year Fixed Income Portfolio – Class R2 Sub-Class	50,000,000

DFA Five-Year Government Portfolio – Institutional Sub-Class	250,000,000

DFA Five-Year Government Portfolio – Class R1 Sub-Class	75,000,000

DFA Five-Year Government Portfolio – Class R2 Sub-Class	75,000,000

United Kingdom Small Company Portfolio – Institutional Class	30,000,000

Japanese Small Company Portfolio – Institutional Class	50,000,000

Continental Small Company Portfolio – Institutional Class	50,000,000

DFA Intermediate Government Fixed Income Portfolio – Institutional Sub-Class	450,000,000

DFA Intermediate Government Fixed Income Portfolio – Class R1 Sub-Class	75,000,000

DFA Intermediate Government Fixed Income Portfolio – Class R2 Sub-Class	75,000,000

DFA Five-Year Global Fixed Income Portfolio – Institutional Sub-Class	900,000,000

DFA Five-Year Global Fixed Income Portfolio – Class R1 Sub-Class	50,000,000

DFA Five-Year Global Fixed Income Portfolio – Class R2 Sub-Class	50,000,000

Asia Pacific Small Company Portfolio – Institutional Class	50,000,000

Large Cap International Portfolio – Institutional Sub-Class	300,000,000

Large Cap International Portfolio – Class R1 Sub-Class	75,000,000

Large Cap International Portfolio – Class R2 Sub-Class	75,000,000

U.S. Small Cap Portfolio – Institutional Sub-Class	600,000,000

U.S. Small Cap Portfolio – Class R1 Sub-Class	75,000,000

U.S. Small Cap Portfolio – Class R2 Sub-Class	75,000,000

U.S. Small Cap Value Portfolio – Institutional Sub-Class	1,050,000,000

U.S. Large Cap Value Portfolio – Institutional Sub-Class	1,250,000,000

U.S. Large Cap Value Portfolio – Class R1 Sub-Class	50,000,000

U.S. Large Cap Value Portfolio – Class R2 Sub-Class	50,000,000

DFA Real Estate Securities Portfolio – Institutional Sub-Class	450,000,000

DFA Real Estate Securities Portfolio – Class R1 Sub-	75,000,000

DFA Real Estate Securities Portfolio – Class R2 Sub-Class	75,000,000

LWAS/DFA International High Book to Market Portfolio	100,000,000

Emerging Markets Portfolio – Institutional Sub-Class	250,000,000

Emerging Markets Portfolio – Class R1 Sub-Class	75,000,000

Emerging Markets Portfolio – Class R2 Sub-Class	75,000,000

DFA International Small Cap Value Portfolio – Institutional Class	1,400,000,000

VA U.S. Large Value Portfolio	50,000,000

VA Global Bond Portfolio	50,000,000

VA U.S. Targeted Value Portfolio	50,000,000

VA International Value Portfolio	50,000,000

VA International Small Portfolio	50,000,000

VA Short-Term Fixed Portfolio	50,000,000

Enhanced U.S. Large Company Portfolio – Institutional Sub-Class	150,000,000

Enhanced U.S. Large Company Portfolio – Class R1 Sub-Class	75,000,000

Enhanced U.S. Large Company Portfolio – Class R2 Sub-Class	75,000,000

DFA Two-Year Global Fixed Income Portfolio – Institutional Sub-Class	1,450,000,000

DFA Two-Year Global Fixed Income Portfolio – Class R1 Sub-Class	75,000,000

DFA Two-Year Global Fixed Income Portfolio – Class R2 Sub-Class	75,000,000

International Small Company Portfolio – Institutional Sub-Class	900,000,000

International Small Company Portfolio – Class R1 Sub-Class	50,000,000

International Small Company Portfolio – Class R2 Sub-Class	50,000,000

Emerging Markets Small Cap Portfolio – Institutional Class	350,000,000

U.S. Targeted Value Portfolio – Institutional Class	450,000,000

U.S. Targeted Value Portfolio – Class R1 Sub-Class	75,000,000

U.S. Targeted Value Portfolio – Class R2 Sub-Class	75,000,000

Emerging Markets Value Portfolio – Institutional Sub-Class	1,000,000,000

Emerging Markets Value Portfolio – Class R1 Sub-Class	75,000,000

Emerging Markets Value Portfolio – Class R2 Sub-Class	75,000,000

Tax-Managed U.S. Targeted Value Portfolio	400,000,000

Tax-Managed U.S. Small Cap Portfolio	300,000,000

Tax-Managed U.S. Marketwide Value Portfolio	350,000,000

Tax-Managed DFA International Value Portfolio	400,000,000

Tax-Managed U.S. Equity Portfolio	250,000,000

DFA Short-Term Municipal Bond Portfolio – Institutional Class	300,000,000

Emerging Markets Core Equity Portfolio – Institutional Sub-Class	600,000,000

Emerging Markets Core Equity Portfolio – Class R1 Sub-Class	75,000,000

Emerging Markets Core Equity Portfolio – Class R2 Sub-Class	75,000,000

U.S. Core Equity 1 Portfolio – Institutional Sub-Class	900,000,000

U.S. Core Equity 1 Portfolio – Class R1 Sub-Class	50,000,000

U.S. Core Equity 1 Portfolio – Class R2 Sub-Class	50,000,000

U.S. Core Equity 2 Portfolio – Institutional Sub-Class	1,275,000,000

U.S. Core Equity 2 Portfolio – Class R1 Sub-Class	50,000,000

U.S. Core Equity 2 Portfolio – Class R2 Sub-Class	50,000,000

U.S. Vector Equity 1 Portfolio – Institutional Sub-Class	700,000,000

U.S. Vector Equity 1 Portfolio – Class R1 Sub-Class	75,000,000

U.S. Vector Equity 1 Portfolio – Class R2 Sub-Class	75,000,000

International Core Equity Portfolio – Institutional Sub-Class	1,075,000,000

International Core Equity Portfolio – Class R1 Sub-Class	50,000,000

International Core Equity Portfolio – Class R2 Sub-Class	50,000,000

Emerging Markets Social Core Equity Portfolio	400,000,000

DFA Inflation-Protected Securities Portfolio – Institutional Sub-Class	400,000,000

DFA Inflation-Protected Securities Portfolio – Class R1 Sub-Class	75,000,000

DFA Inflation-Protected Securities Portfolio – Class R2 Sub-Class	75,000,000

DFA International Real Estate Securities Portfolio – Institutional Sub-Class	350,000,000

DFA International Real Estate Securities Portfolio – Class R1 Sub-Class	75,000,000

DFA International Real Estate Securities Portfolio – Class R2 Sub-Class	75,000,000

DFA California Short-Term Municipal Bond Portfolio – Institutional Class	200,000,000

T.A. U.S. Core Equity 2 Portfolio – Institutional Class	450,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio	200,000,000

CSTG&E International Social Core Equity 2 Portfolio	200,000,000

U.S. Social Core Equity 2 Portfolio	200,000,000

U.S. Sustainability Core 1 Portfolio	200,000,000

International Sustainability Core 1 Portfolio	200,000,000

DFA Selectively Hedged Global Fixed Income Portfolio – Institutional Class	200,000,000

T.A. World ex U.S. Core Equity Portfolio – Institutional Class	300,000,000

DFA Global Real Estate Securities Portfolio	400,000,000

DFA International Value ex Tobacco Portfolio	200,000,000

International Vector Equity Portfolio	400,000,000

DFA Short-Term Extended Quality Portfolio – Institutional Class	400,000,000

DFA Intermediate-Term Extended Quality Portfolio – Institutional Class	200,000,000

VA Global Moderate Allocation Portfolio	75,000,000

THIRD: Following the aforesaid classifications, allocations and designations, the total number of shares of common stock which the Corporation is authorized to issue is Sixty Billion

(60,000,000,000), having an aggregate par value of Six Hundred Million Dollars ($600,000,000). The allocation of shares of common stock to each of the fifty-nine Classes is as follows:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The U.S. Large Company Portfolio Shares	700,000,000

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

In addition, 13,600,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

The shares of common stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further classified into the following Sub-Classes:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The U.S. Large Company Portfolio Shares – Institutional Class	500,000,000

The U.S. Large Company Portfolio Shares – Class R1	100,000,000

The U.S. Large Company Portfolio Shares – Class R2	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

FOURTH: A description of the shares of the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

and the Sub-Classes thereof, as well as any other Class hereafter divided into Sub-Classes, unless otherwise provided in the Articles Supplementary creating Sub-Classes with respect to one or more Classes of Shares, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation, is as follows:

The holder of each share of each Class and Sub-Class shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock then standing in his or her name on the books of the Corporation. All shares of the Classes and Sub-Classes then issued and outstanding and entitled to vote, irrespective of Class or Sub-Class, shall be voted in the aggregate and not by Class or Sub-Class, except: (1) when otherwise expressly provided by the Maryland General Corporation Law; (2) when required by the 1940 Act, shares shall be voted by

Class or Sub-Class; and (3) when a matter to be voted upon does not affect any interest of a particular Class or Sub-Class, then only shareholders of the affected Class(es) or Sub-Class(es) shall be entitled to vote thereon.

Each share of each Class and Sub-Class shall have the following preferences and special rights, restrictions, and limitations:

(1) All consideration received by the Corporation for the issue or sale of stock of a Class (or a Sub-Class), together with all income, earnings, profits, and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Class (or Sub-Class) of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors.

(2) Dividends or distributions on shares of a Class (or a Sub-Class) and redemptions of any Class (or Sub-Class) shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such Class (or Sub-Class).

(3) The Corporation may deduct from the proceeds of redemption of shares of each Class (or Sub-Class) (other than shares of The DFA One-Year Fixed Income Portfolio Shares) the cost incurred in liquidating investment securities to pay redemptions in cash as set forth in the By-Laws.

(4) In the event of the liquidation or dissolution of the Corporation, holders of each Class (or Sub-Class) shall be entitled to receive, as a Class (or a Sub-Class), out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular Class (or Sub-Class), the assets belonging to such Class (or Sub-Class); and the assets so distributable to the shareholders of any Class (or Sub-Class) shall be distributed among such shareholders in proportion to the asset value of the respective Classes (or Sub-Classes). In addition such holders shall be entitled to receive their proportionate share of assets of the Corporation which do not belong solely to any particular Class (or Sub-Class), as determined by the Board of Directors.

(5) The assets belonging to each Class (or Sub-Class) shall be charged with the liabilities in respect to such Class (or Sub-Class), and shall also be charged with their share of the general liabilities of the Corporation as determined by the Board of Directors, and such determination shall be conclusive for all purposes.

FIFTH: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SIXTH: These Articles Supplementary shall become effective upon filing.

[signatures begin on next page]

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 22nd day of September, 2009; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/ Valerie A. Brown	By:	/s/ Jeff J. Jeon
	Valerie A. Brown, Assistant Secretary		Jeff J. Jeon, Vice President

DFA INVESTMENT DIMENSIONS GROUP INC.

CERTIFICATE OF CORRECTION

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (which is hereinafter referred to as the “SDAT”) that:

FIRST: The title of the document being corrected by this Certificate of Correction is the Articles Supplementary of the Corporation that was filed with and accepted for record by the SDAT on September 22, 2009 (the “Articles Supplementary”).

SECOND: The name of the sole party to the Articles Supplementary is DFA Investment Dimensions Group Inc.

THIRD: The Articles Supplementary were filed for record with the SDAT on September 22, 2009.

FOURTH: As previously filed, the introductory paragraph of Article FIRST of the Articles Supplementary stated, and the heading to the first chart in Article FIRST, which describes the series of stock of the Corporation, provided:

“FIRST: The total number of shares of common stock which the Corporation is authorized to issue is Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of One Hundred Eighty-One Million Four Hundred Fifty Thousand Dollars ($181,450,000), all of which shall be considered common stock. The allocation of shares of common stock to each of its fifty-nine existing classes of common stock (each a “Class” and collectively the “Classes”) is as follows:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated”

FIFTH: Article FIRST of the Articles Supplementary is hereby corrected such that the introductory paragraph of Article FIRST states, and the heading to the first chart in Article FIRST provides:

“FIRST: The total number of shares of capital stock which the Corporation is authorized to issue is Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of One Hundred Eighty-One Million Four Hundred Fifty Thousand Dollars ($181,450,000). Currently, the Corporation’s authorized shares have been designated and classified into the following 59 Series:

Series Designation	Number of Shares”

SIXTH: As previously filed, the language in Article FIRST of the Articles Supplementary after the first chart, which describes the series of stock of the Corporation, and before the second chart, which describes the classes of stock within certain series, stated, and the heading to the second chart provided:

“In addition, 500,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

The shares of common stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further classified into the following Sub-Classes:

Class Designation	Number of Shares of Common Stock (par value $.01 per share) Allocated”

SEVENTH: Article FIRST of the Articles Supplementary is hereby corrected such that the language in Article FIRST after the first chart and before the second chart states, and the heading to the second chart provides:

“In addition, 500,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares”

EIGHTH: As previously filed, the introductory paragraph of Article SECOND of the Articles Supplementary stated:

“SECOND: The Board of Directors of the Corporation has adopted a resolution increasing the total number of shares that the Corporation has the authority to issue from Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of stock, with a par value of $0.01 per share, having an aggregate par value of One Hundred Eighty One Million Four Hundred Fifty Thousand Dollars ($181,450,000), to Sixty Billion (60,000,000,000) shares of stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), all of which shall be considered common stock, and further classifying and allocating Twenty-Eight Billion

Seven Hundred Fifty-Five Million (28,755,000,000) shares of the unallocated and unissued common stock (par value $0.01 per share), as follows:”

NINTH: Article SECOND of the Articles Supplementary is hereby corrected such that the introductory paragraph of Article SECOND states:

“SECOND: The Board of Directors of the Corporation has adopted a resolution increasing the total number of shares of capital stock that the Corporation has the authority to issue from Eighteen Billion One Hundred Forty-Five Million (18,145,000,000) shares of capital stock, with a par value of $0.01 per share, having an aggregate par value of One Hundred Eighty One Million Four Hundred Fifty Thousand Dollars ($181,450,000), to Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), and further designating, allocating and classifying Twenty-Eight Billion Seven Hundred Fifty-Five Million (28,755,000,000) shares of the unallocated and unissued capital stock (par value $0.01 per share), as follows:”

TENTH: As previously filed, the chart in Article SECOND of the Articles Supplementary refers to each class of the series of the Corporation’s capital stock that are subdivided into classes as a “Sub-Class.”

ELEVENTH: The chart in Article SECOND of the Articles Supplementary is hereby corrected such that each class of the series of the Corporation’s capital stock that are subdivided into classes is referred to as a “Class.”

TWELFTH: As previously filed, the introductory paragraph of Article THIRD of the Articles Supplementary stated, and the heading to the first chart in Article THIRD, which describes the series of stock of the Corporation, provided:

“THIRD: Following the aforesaid classifications, allocations and designations, the total number of shares of common stock which the Corporation is authorized to issue is Sixty Billion (60,000,000,000), having an aggregate par value of Six Hundred Million Dollars ($600,000,000). The allocation of shares of common stock to each of the fifty-nine Classes is as follows:

Class Designation	Number of Shares of Common Stock (par value $.01 per share) Allocated”

THIRTEENTH: Article THIRD of the Articles Supplementary is hereby corrected such that the introductory paragraph of Article THIRD states, and the heading to the first chart provides:

“THIRD: Following the aforesaid classifications, allocations and designations, the Corporation will have the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of Six Hundred Million Dollars ($600,000,000), which shares will have been designated and classified into the following 59 Series:

Series Designation	Number of Shares”

FOURTEENTH: As previously filed, the language in Article THIRD of the Articles Supplementary after the first chart, which describes the series of stock of the Corporation, and before the second chart, which describes the classes of stock within certain series, stated, and the heading to the second chart provided:

“In addition, 13,600,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

The shares of common stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further classified into the following Sub-Classes:

Class Designation	Number of Shares of Common Stock (par value $.01 per share) Allocated”

FIFTEENTH: Article THIRD of the Articles Supplementary is hereby corrected such that the language in Article THIRD after the first chart and before the second chart states, and the heading to the second chart provides:

“In addition, 13,600,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares”

SIXTEENTH: As previously filed, Article FOURTH of the Articles Supplementary stated:

“FOURTH: A description of the shares of the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

and the Sub-Classes thereof, as well as any other Class hereafter divided into Sub-Classes, unless otherwise provided in the Articles Supplementary creating Sub-Classes with respect to one or more Classes of Shares, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation, is as follows:

The holder of each share of each Class and Sub-Class shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock then standing in his or her name on the books of the Corporation. All shares of the Classes and Sub-Classes then issued and outstanding and entitled to vote, irrespective of Class or Sub-Class, shall be voted in the aggregate and not by Class or Sub-Class, except: (1) when otherwise expressly provided by the Maryland General Corporation Law; (2) when required by the 1940 Act, shares shall be voted by Class or Sub-Class; and (3) when a matter to be voted upon does not affect any interest of a particular Class or Sub-Class, then only shareholders of the affected Class(es) or Sub-Class(es) shall be entitled to vote thereon.

Each share of each Class and Sub-Class shall have the following preferences and special rights, restrictions, and limitations:

(1) All consideration received by the Corporation for the issue or sale of stock of a Class (or a Sub-Class), together with all income, earnings, profits, and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Class (or Sub-Class) of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors.

(2) Dividends or distributions on shares of a Class (or a Sub-Class) and redemptions of any Class (or Sub-Class) shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such Class (or Sub-Class).

(3) The Corporation may deduct from the proceeds of redemption of shares of each Class (or Sub-Class) (other than shares of The DFA One-Year Fixed Income

Portfolio Shares) the cost incurred in liquidating investment securities to pay redemptions in cash as set forth in the By-Laws.

(4) In the event of the liquidation or dissolution of the Corporation, holders of each Class (or Sub-Class) shall be entitled to receive, as a Class (or a Sub-Class), out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular Class (or Sub-Class), the assets belonging to such Class (or Sub-Class); and the assets so distributable to the shareholders of any Class (or Sub-Class) shall be distributed among such shareholders in proportion to the asset value of the respective Classes (or Sub-Classes). In addition such holders shall be entitled to receive their proportionate share of assets of the Corporation which do not belong solely to any particular Class (or Sub-Class), as determined by the Board of Directors.

(5) The assets belonging to each Class (or Sub-Class) shall be charged with the liabilities in respect to such Class (or Sub-Class), and shall also be charged with their share of the general liabilities of the Corporation as determined by the Board of Directors, and such determination shall be conclusive for all purposes.”

SEVENTEENTH: Article FOURTH of the Articles Supplementary is hereby corrected such that Article FOURTH states:

“FIFTH: The shares of capital stock designated, allocated and classified pursuant to these Articles Supplementary shall have such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in the charter of the Corporation.”

[signatures begin on next page]

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused this Certificate of Correction to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 4th day of May 20l0; and its Vice President acknowledges that this Certificate of Correction is the act of DFA Investment Dimensions Group Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DFA INVESTMENT DIMENSIONS GROUP INC.

/s/ Valerie A. Brown	By:	/s/ Catherine L. Newell	(SEAL)
Valerie A. Brown, Assistant Secretary		Catherine L. Newell, Vice President and Secretary

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST: The total number of shares of capital stock which the Corporation is authorized to issue is Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000). Currently, the Corporation’s authorized shares have been designated and classified into the following fifty-nine Series:

Series Designation	Number of Shares

The U.S. Large Company Portfolio Shares	700,000,000

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

Series Designation	Number of Shares

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

2

Series Designation	Number of Shares

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

In addition, 13,600,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

3

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The U.S. Large Company Portfolio Shares – Institutional Class	500,000,000

The U.S. Large Company Portfolio Shares – Class R1	100,000,000

The U.S. Large Company Portfolio Shares – Class R2	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

4

Classes	Number of Shares

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

5

Classes	Number of Shares

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

6

Classes	Number of Shares

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

SECOND: The Board of Directors of the Corporation has adopted resolutions classifying and allocating Two Hundred Million (200,000,000) shares of the unallocated and unissued shares of capital stock with a par value of One Cent ($0.01) per share as follows: One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “World ex U.S. Value Portfolio Shares”; and One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “DFA Commodity Strategy Portfolio Shares.”

THIRD: The Board of Directors of the Corporation has adopted a resolution reclassifying Seven Hundred Million (700,000,000) shares of capital stock with a par value of One Cent ($0.01) per share of the Corporation previously classified and allocated to three Classes of capital stock, designated as “The U.S. Large Company Portfolio Shares – Institutional Class” (Five Hundred Million (500,000,000) shares), “The U.S. Large Company Portfolio Shares – Class R1” (One Hundred Million (100,000,000) shares), and “The U.S. Large Company Portfolio Shares – Class R2” (One Hundred Million (100,000,000) shares), and the Board of Directors of the Corporation has reclassified and reallocated such shares of capital stock with a par value of One Cent ($0.01) per share of the Corporation as unallocated and unissued capital stock of the Corporation.

FOURTH: Following the aforesaid classifications, allocations, and designations, the Corporation has the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), which shares of capital stock have been designated and classified into the following sixty Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

7

Series Designation	Number of Shares

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

8

Series Designation	Number of Shares

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

9

Series Designation	Number of Shares

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,100,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

10

Classes	Number of Shares

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

11

Classes	Number of Shares

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

12

Classes	Number of Shares

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

FIFTH: The shares of capital stock designated, allocated and classified pursuant to these Articles Supplementary shall have such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in the charter of the Corporation.

SIXTH: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SEVENTH: These Articles Supplementary shall become effective upon filing.

[signatures begin on next page]

13

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 13th day of July, 2010; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/ Catherine L. Newell	By:	/s/ Julie Henderson
	Catherine L. Newell, Secretary		Julie Henderson, Vice President

14

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST: The total number of shares of capital stock which the Corporation is authorized to issue is Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000). Currently, the Corporation’s authorized shares have been designated and classified into the following sixty Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

Series Designation	Number of Shares

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

2

Series Designation	Number of Shares

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,100,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

3

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

4

Classes	Number of Shares

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

5

Classes	Number of Shares

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

6

SECOND: The Board of Directors of the Corporation has adopted resolutions classifying and allocating One Hundred Million (100,000,000) shares of the unallocated and unissued shares of capital stock with a par value of One Cent ($0.01) of the Corporation to the Series designated as the “Emerging Markets Value Portfolio Shares.”

THIRD: The Board of Directors of the Corporation has adopted resolutions further classifying and allocating the One Hundred Million (100,000,000) shares allocated as provided in Article SECOND as a new Class designated as the “Emerging Markets Value Portfolio Shares – Class R2A.”

FOURTH: Following the aforesaid classifications, allocations, and designations, the Corporation has the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), which shares of capital stock have been designated and classified into the following sixty Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

7

Series Designation	Number of Shares

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,800,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

8

Series Designation	Number of Shares

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,000,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

9

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

10

Classes	Number of Shares

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

11

Classes	Number of Shares

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Class R2A	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

12

Classes	Number of Shares

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

FIFTH: The shares of capital stock designated, allocated and classified pursuant to these Articles Supplementary shall have such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in the charter of the Corporation.

SIXTH: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SEVENTH: These Articles Supplementary shall become effective upon filing.

[signatures begin on next page]

13

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 12th day of October, 2010; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/ Catherine L. Newell	By:	/s/ Valerie A. Brown
	Catherine L. Newell, Secretary		Valerie A. Brown, Vice President

14

Articles of Amendment

of

DFA Investment Dimensions Group Inc.

DFA Investment Dimensions Group Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”) that:

FIRST: The Charter of the Corporation is hereby amended to effectuate a reverse stock split of the Class R1 Shares of the U.S. Targeted Value Portfolio (the “Targeted Portfolio”) series of the Corporation’s capital stock pursuant to which (i) the par value of the Class R1 Shares of the Targeted Portfolio shall be increased from $0.01 par value per share to $0.01469292 par value per share; and (ii) each issued and outstanding share (or fraction thereof) of the Class R1 Shares of the Targeted Portfolio shall be changed into and become 0.6806 of one share (or 0.6806 of such fraction of a share) of the Class R1 Shares of the Targeted Portfolio (e.g., every 1.469292 shares shall be changed into and become one share).

SECOND: The Charter of the Corporation is hereby amended to effectuate a reverse stock split of the Class R2 Shares of the Targeted Portfolio pursuant to which (i) the par value of the Class R2 Shares of the Targeted Portfolio shall be increased from $0.01 par value per share to $0.01394117 par value per share; and (ii) each issued and outstanding share (or fraction thereof) of the Class R2 Shares of the Targeted Portfolio shall be changed into and become 0.7173 of one share (or 0.7173 of such fraction of a share) of the Class R2 Shares of the Targeted Portfolio (e.g., every 1.394117 shares shall be changed into and become one share).

THIRD: From and after the Effective Time (as hereinafter defined), the first sentence of Article Fifth, Section 5.1 of the Charter is hereby deleted in its entirety and, in lieu thereof, the following five sentences are substituted:

“Section 5.1. Authorized Shares. The Corporation shall have the authority to issue Sixty Billion (60,000,000,000) shares of capital stock. All of such shares, other than the shares of capital stock designated and classified to the Class R1 Shares and Class R2 Shares of the U.S. Targeted Value Portfolio Series, have a par value of $0.01 per share. The shares of capital stock designated and classified to the Class R1 Shares of the U.S. Targeted Value Portfolio Series, have a par value of $0.01469292 per share. The shares of capital stock designated and classified to the Class R2 Shares of the U.S. Targeted Value Portfolio Series, have a par value of $0.01394117 per share. The aggregate par value of all authorized shares of stock having par value is $600,863,409.”

FOURTH: The following provisions shall apply in order to effectuate the reverse stock split described in Article FIRST above:

(A) As of the Effective Time, each share (or fraction thereof) of the Class R1 Shares of the Targeted Portfolio with a par value of $0.01 per share that was issued and outstanding immediately prior to the Effective Time, shall automatically and without any action on the part of the holder thereof be changed into 0.6806 of one share (or 0.6806 of such fraction of a share) of the Class R1 Shares of the Targeted Portfolio with a par value of $0.01469292 per share (e.g., every 1.469292 shares shall automatically and without any action on part of the holder thereof be changed into one share).

(B) As of the Effective Time, each share (or fraction thereof) of the Class R2 Shares of the Targeted Portfolio with a par value of $0.01 per share that was issued and outstanding immediately prior to the Effective Time, shall automatically and without any action on the part of the holder thereof be changed into 0.7173 of one share (or 0.7173 of such fraction of a share) of the Class R2 Shares of the Targeted Portfolio with a par value of $0.01394117 per share (e.g., every 1.394117 shares shall automatically and without any action on part of the holder thereof be changed into one share).

FIFTH: The amendments described above were approved by a majority of the entire Board of Directors of the Corporation. The amendments are limited to changes expressly authorized by Section 2-309(e) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SIXTH: These Articles of Amendment shall become effective at 3:58 p.m. Eastern Time on November 19, 2010 (the “Effective Time”).

SEVENTH: Immediately before the Effective Time, the Corporation had the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, each with a par value of $0.01 per share, for an aggregate par value of $600,000,000, which shares of capital stock were designated and classified into the following Sixty Series, and certain of such Series were subdivided into the following Classes:

Series	Class	Number of Shares
U.S. Micro Cap Portfolio Institutional Shares		1,500,000,000
The DFA One-Year Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
The DFA Five-Year Government Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
The United Kingdom Small Company Portfolio Institutional Shares		100,000,000
The Japanese Small Company Portfolio Institutional Shares		100,000,000
The Continental Small Company Portfolio Institutional Shares		100,000,000
The DFA Intermediate Government Fixed Income	Institutional Class	700,000,000

2

Portfolio Shares	Class R1 Class R2	100,000,000 100,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	1,500,000,000 100,000,000 100,000,000
Asia Pacific Small Company Portfolio Institutional Shares		100,000,000
The Large Cap International Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
U.S. Small Cap Portfolio Shares	Institutional Class Class R1 Class R2	1,000,000,000 100,000,000 100,000,000
U.S. Small Cap Value Portfolio Institutional Shares		1,700,000,000
The U.S. Large Cap Value Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
The DFA Real Estate Securities Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 100,000,000 100,000,000
LWAS/DFA International High Book to Market Portfolio Shares		200,000,000
The Emerging Markets Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
DFA International Small Cap Value Portfolio Institutional Shares		2,300,000,000
VA U.S. Large Value Portfolio Shares		100,000,000
VA Global Bond Portfolio Shares		100,000,000
VA U.S. Targeted Value Portfolio Shares		100,000,000
VA International Value Portfolio Shares		100,000,000
VA International Small Portfolio Shares		100,000,000
VA Short-Term Fixed Portfolio Shares		100,000,000
Enhanced U.S. Large Company Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 100,000,000 100,000,000
DFA Two-Year Global Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
International Small Company Portfolio Shares	Institutional Class Class R1 Class R2	1,500,000,000 100,000,000 100,000,000
Emerging Markets Small Cap Portfolio Institutional Shares		500,000,000
U.S. Targeted Value Portfolio Shares – Institutional Class	Institutional Class Class R1	700,000,000 100,000,000

3

	Class R2	100,000,000
Emerging Markets Value Portfolio Shares	Institutional Class Class R1 Class R2 Class R2A	1,500,000,000 100,000,000 100,000,000 100,000,000
Emerging Markets Core Equity Portfolio Shares	Institutional Class Class R1 Class R2	1,000,000,000 100,000,000 100,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares		700,000,000
Tax-Managed U.S. Small Cap Portfolio Shares		500,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares		700,000,000
Tax-Managed DFA International Value Portfolio Shares		700,000,000
Tax-Managed U.S. Equity Portfolio Shares		500,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares		500,000,000
U.S. Core Equity 1 Portfolio Shares	Institutional Class Class R1 Class R2	1,500,000,000 100,000,000 100,000,000
U.S. Core Equity 2 Portfolio Shares	Institutional Class Class R1 Class R2	2,300,000,000 100,000,000 100,000,000
U.S. Vector Equity Portfolio Shares – Institutional Class	Institutional Class Class R1 Class R2	1,000,000,000 100,000,000 100,000,000
International Core Equity Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
Emerging Markets Social Core Equity Portfolio Shares		500,000,000
DFA Inflation-Protected Securities Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
DFA International Real Estate Securities Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 100,000,000 100,000,000
DFA California Short-Term Municipal Bond Portfolio Institutional Shares		300,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares		1,000,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares		300,000,000
CSTG&E International Social Core Equity Portfolio Shares		300,000,000
U.S. Social Core Equity 2 Portfolio Shares		300,000,000
U.S. Sustainability Core 1 Portfolio		300,000,000

4

International Sustainability Core 1 Portfolio	300,000,000
DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000
T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000
DFA Global Real Estate Securities Portfolio	500,000,000
DFA International Value ex Tobacco Portfolio	300,000,000
International Vector Equity Portfolio	500,000,000
DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000
DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000
DFA VA Global Moderate Allocation Portfolio Shares	100,000,000
World ex U.S. Value Portfolio Shares	100,000,000
DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,000,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

EIGHTH: Immediately after the Effective Time, the Corporation will have the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, each with a par value of $0.01 per share, other than (i) the 100,000,000 shares of capital stock designated and classified as the Class R1 Shares of the Targeted Portfolio, each of which will have a par value of $0. 01469292 per share, and (ii) the 100,000,000 shares of capital stock designated and classified as the Class R2 Shares of the Targeted Portfolio, each of which will have a par value of $0.01394117 per share, for an aggregate par value of $600,863,409, which shares of capital stock will be designated and classified into the following Sixty Series, and certain of such Series will be subdivided into the following Classes:

Series	Class	Number of Shares
U.S. Micro Cap Portfolio Institutional Shares		1,500,000,000
The DFA One-Year Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
The DFA Five-Year Government Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
The United Kingdom Small Company Portfolio Institutional Shares		100,000,000
The Japanese Small Company Portfolio Institutional Shares		100,000,000
The Continental Small Company Portfolio Institutional Shares		100,000,000
The DFA Intermediate Government Fixed Income	Institutional Class	700,000,000

5

Portfolio Shares	Class R1 Class R2	100,000,000 100,000,000
The DFA Five-Year Global Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	1,500,000,000 100,000,000 100,000,000
Asia Pacific Small Company Portfolio Institutional Shares		100,000,000
The Large Cap International Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
U.S. Small Cap Portfolio Shares	Institutional Class Class R1 Class R2	1,000,000,000 100,000,000 100,000,000
U.S. Small Cap Value Portfolio Institutional Shares		1,700,000,000
The U.S. Large Cap Value Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
The DFA Real Estate Securities Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 100,000,000 100,000,000
LWAS/DFA International High Book to Market Portfolio Shares		200,000,000
The Emerging Markets Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
DFA International Small Cap Value Portfolio Institutional Shares		2,300,000,000
VA U.S. Large Value Portfolio Shares		100,000,000
VA Global Bond Portfolio Shares		100,000,000
VA U.S. Targeted Value Portfolio Shares		100,000,000
VA International Value Portfolio Shares		100,000,000
VA International Small Portfolio Shares		100,000,000
VA Short-Term Fixed Portfolio Shares		100,000,000
Enhanced U.S. Large Company Portfolio Shares	Institutional Class Class R1 Class R2	300,000,000 100,000,000 100,000,000
DFA Two-Year Global Fixed Income Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
International Small Company Portfolio Shares	Institutional Class Class R1 Class R2	1,500,000,000 100,000,000 100,000,000
Emerging Markets Small Cap Portfolio Institutional Shares		500,000,000
U.S. Targeted Value Portfolio Shares – Institutional Class	Institutional Class Class R1	700,000,000 100,000,000

6

	Class R2	100,000,000
Emerging Markets Value Portfolio Shares	Institutional Class Class R1 Class R2 Class R2A	1,500,000,000 100,000,000 100,000,000 100,000,000
Emerging Markets Core Equity Portfolio Shares	Institutional Class Class R1 Class R2	1,000,000,000 100,000,000 100,000,000
Tax-Managed U.S. Targeted Value Portfolio Shares		700,000,000
Tax-Managed U.S. Small Cap Portfolio Shares		500,000,000
Tax-Managed U.S. Marketwide Value Portfolio Shares		700,000,000
Tax-Managed DFA International Value Portfolio Shares		700,000,000
Tax-Managed U.S. Equity Portfolio Shares		500,000,000
DFA Short-Term Municipal Bond Portfolio Institutional Shares		500,000,000
U.S. Core Equity 1 Portfolio Shares	Institutional Class Class R1 Class R2	1,500,000,000 100,000,000 100,000,000
U.S. Core Equity 2 Portfolio Shares	Institutional Class Class R1 Class R2	2,300,000,000 100,000,000 100,000,000
U.S. Vector Equity Portfolio Shares – Institutional Class	Institutional Class Class R1 Class R2	1,000,000,000 100,000,000 100,000,000
International Core Equity Portfolio Shares	Institutional Class Class R1 Class R2	2,000,000,000 100,000,000 100,000,000
Emerging Markets Social Core Equity Portfolio Shares		500,000,000
DFA Inflation-Protected Securities Portfolio Shares	Institutional Class Class R1 Class R2	500,000,000 100,000,000 100,000,000
DFA International Real Estate Securities Portfolio Shares	Institutional Class Class R1 Class R2	700,000,000 100,000,000 100,000,000
DFA California Short-Term Municipal Bond Portfolio Institutional Shares		300,000,000
T.A. U.S. Core Equity 2 Portfolio Institutional Shares		1,000,000,000
CSTG&E U.S. Social Core Equity 2 Portfolio Shares		300,000,000
CSTG&E International Social Core Equity Portfolio Shares		300,000,000
U.S. Social Core Equity 2 Portfolio Shares		300,000,000
U.S. Sustainability Core 1 Portfolio		300,000,000
International Sustainability Core 1 Portfolio		300,000,000

7

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000
T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000
DFA Global Real Estate Securities Portfolio	500,000,000
DFA International Value ex Tobacco Portfolio	300,000,000
International Vector Equity Portfolio	500,000,000
DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000
DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000
DFA VA Global Moderate Allocation Portfolio Shares	100,000,000
World ex U.S. Value Portfolio Shares	100,000,000
DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,000,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The information required by subsection (b)(2)(i) of Section 2-607 of the Maryland General Corporation Law was not changed by these Articles of Amendment.

[The rest of this page is intentionally blank.]

8

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 18th day of November, 2010; and its Vice President acknowledges that these Articles of Amendment are the act of the Corporation, and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DFA INVESTMENT DIMENSIONS GROUP INC.

/s/ Catherine L. Newell	By: /s/ Julie C. Henderson (SEAL)
Catherine L. Newell	Julie C. Henderson
Secretary	Vice President

9

Articles of Amendment

of

DFA Investment Dimensions Group Inc.

DFA Investment Dimensions Group Inc., a Maryland corporation (which is hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Charter of the Corporation is hereby amended to (a) change the par value of the Class R1 Shares of the U.S. Targeted Value Portfolio (the “Targeted Portfolio”) series of the Corporation’s capital stock from $0.01469292 per share to $0.01 per share, and (b) change the par value of the Class R2 Shares of the Targeted Portfolio series of the Corporation’s capital stock from $0.01394117 per share to $0.01 per share. In that regard, from and after the Effective Time (as hereinafter defined), the first five sentences of Article Fifth, Section 5.1 of the Charter are hereby deleted in their entirety and in lieu thereof the following sentence is substituted:

“Section 5.1. Authorized Shares. The Corporation shall have the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of $0.01 per share, for an aggregate par value of Six Hundred Million Dollars ($600,000,000).”

SECOND: The amendment described above was approved by a majority of the entire Board of Directors of the Corporation. The amendment is limited to a change expressly authorized by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

THIRD: These Articles of Amendment shall become effective at 3:59 p.m. Eastern Time on November 19, 2010 (the “Effective Time”).

[The rest of this page is intentionally blank.]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 18th day of November, 2010; and its Vice President acknowledges that these Articles of Amendment are the act of the Corporation, and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	DFA INVESTMENT DIMENSIONS GROUP INC.

/s/ Catherine L. Newell	By:	/s/ Julie C. Henderson (SEAL)
Catherine L. Newell		Julie C. Henderson
Secretary		Vice President

2

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST: The total number of shares of capital stock which the Corporation is authorized to issue is Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000). Currently, the Corporation’s authorized shares have been designated and classified into the following sixty Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

Series Designation	Number of Shares

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,800,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

2

Series Designation	Number of Shares

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,000,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

3

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

4

Classes	Number of Shares

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

5

Classes	Number of Shares

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Class R2A	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

6

Classes	Number of Shares

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

SECOND: The Board of Directors of the Corporation has adopted a resolution reclassifying One Hundred Million (100,000,000) shares of capital stock with a par value of One Cent ($0.01) per share of the Corporation previously classified and allocated to the Class of capital stock, designated as “Emerging Markets Value Portfolio Shares – Class R2,” and the Board of Directors of the Corporation has reclassified and reallocated such shares of capital stock with a par value of One Cent ($0.01) per share of the Corporation as unallocated and unissued capital stock of the Corporation.

THIRD: Following the aforesaid classifications, allocations, and designations, the Corporation has the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), which shares of capital stock have been designated and classified into the following sixty Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Five-Year Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

7

Series Designation	Number of Shares

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

8

Series Designation	Number of Shares

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,100,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

9

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

10

Classes	Number of Shares

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

11

Classes	Number of Shares

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2A	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

12

Classes	Number of Shares

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

FOURTH: The shares of capital stock designated, allocated and classified pursuant to these Articles Supplementary shall have such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in the charter of the Corporation.

FIFTH: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SIXTH: These Articles Supplementary shall become effective upon filing.

[signatures begin on next page]

13

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 25th day of February, 2011; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/ Catherine L. Newell	By:	/s/ Valerie A. Brown
	Catherine L. Newell, Secretary		Valerie A. Brown, Vice President

14

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES OF AMENDMENT

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation, having its principal office in Baltimore, Maryland (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

SECOND: The Charter of the Corporation is hereby amended to change the name of the Class of capital stock of the Corporation presently designated as the “Emerging Markets Value Portfolio- Class R2A Shares” to the “Emerging Markets Value Portfolio- Class R2 Shares.”

THIRD: The Charter of the Corporation is hereby amended to change the name of the Series of the Corporation presently designated as the “DFA Five-Year Government Portfolio” to the “DFA Short-Term Government Portfolio.”

FOURTH: The foregoing amendment to the Charter of the Corporation as set forth above has been duly approved by a majority of the entire Board of Directors of the Corporation as required by law and is limited to a change that is expressly permitted by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

FIFTH: The amendment to the Charter of the Corporation as set forth above does not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the Series of the Corporation that is the subject of the amendment.

SIXTH: These Articles of Amendment shall become effective on February 28, 2011.

[signatures begin on next page]

IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 25th day of February, 2011; and its Vice President acknowledges that these Articles of Amendment are the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/ Catherine L. Newell	By:	/s/ Valerie A. Brown
	Catherine L. Newell, Secretary		Valerie A. Brown, Vice President

2

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST: The total number of shares of capital stock which the Corporation is authorized to issue is Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000). Currently, the Corporation’s authorized shares have been designated and classified into the following sixty Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Short-Term Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

Series Designation	Number of Shares

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

2

Series Designation	Number of Shares

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

In addition, 14,100,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Short-Term Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

3

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Short-Term Government Portfolio Shares – Institutional Class	500,000,000

The DFA Short-Term Government Portfolio Shares – Class R1	100,000,000

The DFA Short-Term Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	1,500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

4

Classes	Number of Shares

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

5

Classes	Number of Shares

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

6

SECOND: The Board of Directors of the Corporation has adopted resolutions classifying and allocating Three Hundred Million (300,000,000) shares of the unallocated and unissued shares of capital stock with a par value of One Cent ($0.01) per share as follows: One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “DFA California Intermediate-Term Municipal Bond Portfolio Shares”; One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “DFA Investment Grade Portfolio Shares;” and One Hundred Million (100,000,000) shares of capital stock were allocated to the Series designated as “Long-Term Real Return Fixed Income Portfolio Shares.”

THIRD: Following the aforesaid classifications, allocations, and designations, the Corporation has the authority to issue Sixty Billion (60,000,000,000) shares of capital stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of Six Hundred Million Dollars ($600,000,000), which shares of capital stock have been designated and classified into the following sixty-three Series:

Series Designation	Number of Shares

U.S. Micro Cap Portfolio Institutional Shares	1,500,000,000

The DFA One-Year Fixed Income Portfolio Shares	2,200,000,000

The DFA Short-Term Government Portfolio Shares	700,000,000

The United Kingdom Small Company Portfolio Institutional Shares	100,000,000

The Japanese Small Company Portfolio Institutional Shares	100,000,000

The Continental Small Company Portfolio Institutional Shares	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	900,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	1,700,000,000

Asia Pacific Small Company Portfolio Institutional Shares	100,000,000

The Large Cap International Portfolio Shares	700,000,000

U.S. Small Cap Portfolio Shares	1,200,000,000

U.S. Small Cap Value Portfolio Institutional Shares	1,700,000,000

The U.S. Large Cap Value Portfolio Shares	2,200,000,000

The DFA Real Estate Securities Portfolio Shares	900,000,000

LWAS/DFA International High Book to Market Portfolio Shares	200,000,000

The Emerging Markets Portfolio Shares	700,000,000

DFA International Small Cap Value Portfolio Institutional Shares	2,300,000,000

7

Series Designation	Number of Shares

VA U.S. Large Value Portfolio Shares	100,000,000

VA Global Bond Portfolio Shares	100,000,000

VA U.S. Targeted Value Portfolio Shares	100,000,000

VA International Value Portfolio Shares	100,000,000

VA International Small Portfolio Shares	100,000,000

VA Short-Term Fixed Portfolio Shares	100,000,000

Enhanced U.S. Large Company Portfolio Shares	500,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	2,200,000,000

International Small Company Portfolio Shares	1,700,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	500,000,000

U.S. Targeted Value Portfolio Shares	900,000,000

Emerging Markets Value Portfolio Shares	1,700,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	700,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	500,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	700,000,000

Tax-Managed DFA International Value Portfolio Shares	700,000,000

Tax-Managed U.S. Equity Portfolio Shares	500,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	500,000,000

Emerging Markets Core Equity Portfolio Shares	1,200,000,000

U.S. Core Equity 1 Portfolio Shares	1,700,000,000

U.S. Core Equity 2 Portfolio Shares	2,500,000,000

U.S. Vector Equity Portfolio Shares	1,200,000,000

International Core Equity Portfolio Shares	2,200,000,000

Emerging Markets Social Core Equity Portfolio Shares	500,000,000

DFA Inflation-Protected Securities Portfolio Shares	700,000,000

DFA International Real Estate Securities Portfolio Shares	900,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	300,000,000

8

Series Designation	Number of Shares

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	1,000,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	300,000,000

CSTG&E International Social Core Equity Portfolio Shares	300,000,000

U.S. Social Core Equity 2 Portfolio Shares	300,000,000

U.S. Sustainability Core 1 Portfolio	300,000,000

International Sustainability Core 1 Portfolio	300,000,000

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Shares	300,000,000

T.A. World ex U.S. Core Equity Portfolio Institutional Shares	500,000,000

DFA Global Real Estate Securities Portfolio	500,000,000

DFA International Value ex Tobacco Portfolio	300,000,000

International Vector Equity Portfolio	500,000,000

DFA Short-Term Extended Quality Portfolio Institutional Shares	500,000,000

DFA Intermediate-Term Extended Quality Portfolio Institutional Shares	300,000,000

DFA VA Global Moderate Allocation Portfolio Shares	100,000,000

World ex U.S. Value Portfolio Shares	100,000,000

DFA Commodity Strategy Portfolio Shares	100,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	100,000,000

DFA Investment Grade Portfolio Institutional Shares	100,000,000

DFA Long-Term Real Return Fixed Income Portfolio Institutional Shares	100,000,000

In addition, 13,800,000,000 shares of capital stock of the Corporation remain unallocated and undesignated.

The shares of capital stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Series:

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Short-Term Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

9

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further subdivided into the following Classes:

Classes	Number of Shares

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Short-Term Government Portfolio Shares – Institutional Class	500,000,000

The DFA Short-Term Government Portfolio Shares – Class R1	100,000,000

The DFA Short-Term Government Portfolio Shares – Class R2	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	700,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares –	1,500,000,000

10

Classes	Number of Shares

Institutional Class

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

The Large Cap International Portfolio Shares – Institutional Class	500,000,000

The Large Cap International Portfolio Shares – Class R1	100,000,000

The Large Cap International Portfolio Shares – Class R2	100,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	1,000,000,000

U.S. Small Cap Portfolio Shares – Class R1	100,000,000

U.S. Small Cap Portfolio Shares – Class R2	100,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	2,000,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	100,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	100,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	700,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	100,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	100,000,000

The Emerging Markets Portfolio Shares – Institutional Class	500,000,000

The Emerging Markets Portfolio Shares – Class R1	100,000,000

The Emerging Markets Portfolio Shares – Class R2	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	300,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	100,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	2,000,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	100,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	100,000,000

International Small Company Portfolio Shares – Institutional Class	1,500,000,000

11

Classes	Number of Shares

International Small Company Portfolio Shares – Class R1	100,000,000

International Small Company Portfolio Shares – Class R2	100,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	700,000,000

U.S. Targeted Value Portfolio Shares – Class R1	100,000,000

U.S. Targeted Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	1,500,000,000

Emerging Markets Value Portfolio Shares – Class R1	100,000,000

Emerging Markets Value Portfolio Shares – Class R2	100,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	1,000,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	100,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	1,500,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	100,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	2,300,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	100,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	100,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	1,000,000,000

U.S. Vector Equity Portfolio Shares – Class R1	100,000,000

U.S. Vector Equity Portfolio Shares – Class R2	100,000,000

International Core Equity Portfolio Shares – Institutional Class	2,000,000,000

International Core Equity Portfolio Shares – Class R1	100,000,000

International Core Equity Portfolio Shares – Class R2	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	500,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	100,000,000

DFA International Real Estate Securities Portfolio Shares –	700,000,000

12

Classes	Number of Shares

Institutional Class

DFA International Real Estate Securities Portfolio Shares – Class R1	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	100,000,000

FOURTH: The shares of capital stock designated, allocated and classified pursuant to these Articles Supplementary shall have such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in the charter of the Corporation.

FIFTH: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SIXTH: These Articles Supplementary shall become effective upon filing.

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IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Secretary on this 25th day of February, 2011; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and she further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of her knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/ Catherin L. Newell	By:	/s/ Valerie A. Brown
	Catherine L. Newell, Secretary		Valerie A. Brown, Vice President

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